Income taxes (Policies)	12 Months Ended
Dec. 31, 2022
Accounting policy for income taxes [Abstract]
Taxes	Accounting policy
8.1.1.    Current income and social contribution taxes
Current tax assets and liabilities are measured at the amount expected to be recovered or paid to the tax authorities. The tax rules used to determine tax assets and liabilities are those that are in force on the balance sheet date in the countries where the Group operates and generates taxable income.
StoneCo Ltd. is domiciled in Cayman and there is no income tax in that jurisdiction. The income earned by StoneCo Ltd. from its operations abroad can be subject to income tax at the main rate of 15%.
The combined rate applied to all entities in Brazil is 34%, comprising the Corporate Income Tax (“IRPJ”) and the Social Contribution on Net Income (“CSLL”) on the taxable income of each Brazilian legal entity (not on a consolidated basis).
The Group's Brazilian entities recognize IRPJ and CSLL on an accrual basis. According to Brazilian tax rules, our companies may offset the historical nominal amount of tax losses determined in prior years against results of subsequent years at any time (i.e., with no limitations with respect to time periods), provided that such offsetting does not exceed 30% of the annual taxable income of the fiscal period in which tax losses are utilized.
Payments are made monthly, in anticipation of the amount which will be due by the year-end.
8.1.2.    Deferred income and social contribution taxes
Deferred tax assets or liabilities are obtained based on the differences between the tax bases of assets and liabilities and the amounts reported in the Consolidated statement of financial position at each period. Deferred tax assets may also be recognized over unused tax losses.
Deferred tax assets are recognized only to the extent that it is probable that the Group's Brazilian entities will generate future taxable profits that will allow for their recovery. The expected realization of deferred tax assets is based on technical studies prepared by the Company that demonstrate expectation of future taxable profits according to management projections.
The income tax and social contribution expense is recognized in the Consolidated statement of profit or loss under Income tax and social contribution, except when it refers to items recognized in other comprehensive income, in which case the related deferred tax assets or liabilities are also recognized against other comprehensive income. In this case, the Group presents these items in the Consolidated Statement of Other Comprehensive Income net of related tax effect.
Management periodically evaluates positions taken in tax returns with respect to situations where applicable tax regulations are subject to interpretation and recognizes provisions, when appropriate.
Deferred tax assets and liabilities are presented net in the Consolidated statement of financial position when there is a legally enforceable right and the intention to offset them upon the calculation of current taxes, generally when related to the same legal entity and the same jurisdiction. Accordingly, deferred tax assets and liabilities in different entities or in different countries are generally presented separately, and not on a net basis.